Exhibit 10.7

AMENDMENT TO THE BFA MASTER SERVICES AGREEMENT

This Amendment is an amendment to the BFA Master Services Agreement by and among The Bank of New York Mellon (“BNY Mellon”), each BFA recipient listed in Exhibit A (each, a “BFA Recipient”) and BlackRock Fund Advisors (“BFA”) dated October 24, 2023 (the “Agreement”).

The effective date of this Amendment is as of January 6, 2026.

Intending to be legally bound, BNY Mellon and BFA hereby agree as follows:

1.	The entity named below is hereby added to Exhibit A, List of BFA Recipients:

iShares Staked Ethereum Trust ETF

2.	Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

3.

The parties hereto expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation, or symbol of a signature into an electronic copy of this Amendment by electronic, digital, or other technological methods. Each counterpart executed in accordance with the foregoing will be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, will constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

Each party hereto has caused this Amendment to be executed by its duly authorized representative indicated below. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

Agreed:

BLACKROCK FUND ADVISORS, acting on behalf of itself and each BFA Recipient listed in Exhibit A		The Bank of New York Mellon

By:	/s/Shannon Ghia	By:	/s/KevinC. Browne
Name:	Shannon Ghia	Name:	Kevin Browne
Title:	Managing Director	Title:	Senior Vice President

EXHIBIT A

Revised as of January 6, 2025

1.	The iShares Bitcoin Trust, a Delaware statutory trust
2.	The iShares Ethereum Trust, a Delaware statutory trust
3.	iShares Staked Ethereum Trust ETF